Accounts Receivable	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Accounts Receivable	ACCOUNTS RECEIVABLE:
A/R sales program and supplier financing programs (SFPs):
Our previous agreement (Prior Program) to sell up to $250.0 in A/R on an uncommitted basis (subject to pre-determined limits by customer) to two third-party banks was scheduled to expire in November 2019, but was extended to January 15, 2020 pursuant to its terms, at which time it expired. Based on a review of our then-requirements, we reduced the sales program limit from $250.0 to $200.0 during the extension period.
To replace the Prior Program, we entered into an agreement in March 2020 with a third-party bank to sell up to $300.0 in A/R on an uncommitted basis, subject to pre-determined limits by customer. This one-year agreement provides for automatic annual one-year extensions, and was so extended in each of March 2021 and March 2022. This agreement may be terminated at any time by the bank or by us upon 3 months’ prior notice, or by the bank upon specified defaults. We are required to comply with covenants, including those relating to the fulfillment of payment obligations and restrictions on the sale, assignment or creation of liens, with respect to A/R sold under this agreement. At December 31, 2021 and December 31, 2020, we were in compliance with these covenants. Under our A/R sales programs, we continue to collect cash from our customers and remit amounts collected to the bank weekly.

On November 1, 2021, upon consummation of our acquisition of PCI, we commenced participation in an SFP pertaining to a PCI customer. As a result, as of December 31, 2021, we participated in three SFPs (one with a CCS segment customer, and two with ATS segment customers), pursuant to which we sell A/R from the relevant customer to third-party banks on an uncommitted basis. The SFPs have indefinite terms and may be terminated at any time by the customer or by us upon specified prior notice. We utilize the SFPs to substantially offset the effect of extended payment terms required by these customers on our working capital for the period. Under our SFPs, the third-party banks collect the relevant receivables directly from the customers.

At December 31, 2021, we sold $45.8 of A/R under our current A/R sales program (December 31, 2020 — $119.7) and $98.0 of A/R under our three SFPs, including $21.5 of A/R under the PCI customer's SFP (December 31, 2020 — $65.3 under two SFPs).

    The A/R sold under each of these programs are de-recognized from our A/R balance, and the proceeds are reflected as cash provided by operating activities in our consolidated statement of cash flows. Upon sale, we assign the rights to the A/R to the banks. A/R are sold net of discount charges, which are recorded as finance costs in our consolidated statement of operations.
Contract assets:
At December 31, 2021, our A/R balance included $253.5 of contract assets recognized as revenue in accordance with our revenue recognition accounting policy (December 31, 2020 — $231.8).